UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  Schedule 14A

                    Proxy Statement pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X] Preliminary Proxy Stateme        [ ] Confidential for use of the Commission
[ ] Definitive Proxy Statement           only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-11(c) ofss.240.14a-12

                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                (Name of Registrant as Specified in its Charter)

                                 Not applicable
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No Fee Required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount in which the filing fee is calculated and state how it was determined).

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (4) Date Filed:

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



                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.

                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
                        To be held June 18, 2004, 9:00 am

To The Shareholders of New Millennium Medial International, Inc.

We will hold the 2004 Annual Meeting of Shareholders (the "Annual Meeting") of New Millennium Media International, Inc., on Friday, June 18, 2004, at 9:00 a.m. PDT at Lafayette Park Hotel, 3287 Mount Diablo Boulevard, Lafayette, CA 94549 for the following purposes:

1. To amend the Company's Restated Articles of Incorporation to change the name of the corporation to OnScreen Technologies, Inc.;
2. To elect 2 directors to hold office for two-year terms and 1 director to hold office for a one-year term; and
3. Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on May 28, 2004 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be open to examination by any shareholder during ordinary business hours at the offices of the Company, 200 9th Avenue North, Suite 210, Safety Harbor, Florida 34695.

All shareholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the Annual Meeting, we ask that as promptly as possible you mark, sign, date, and return the enclosed proxy card in the postage prepaid envelope enclosed for that purpose. YOUR STOCK WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS YOU GIVE IN YOUR PROXY. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY SIGNING AND RETURNING A PROXY BEARING A LATER DATE FOR THE SAME SHARES, BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION BEARING A LATER DATE OR BY ATTENDING AND VOTING IN PERSON AT THE ANNUAL MEETING.

                                    By Order of the Board of Directors

                                    /s/ John Thatch
                                    ----------------------------------------
                                    John "JT" Thatch, President/CEO/Director

Safety Harbor, Florida
May 6, 2004

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AS SOON AS POSSIBLE, EVEN IF YOU ARE CURRENTLY INTENDING TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND THE MEETING.

                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                                 PROXY STATEMENT

                                  INTRODUCTION

This proxy statement is being furnished to shareholders of New Millennium Media International, Inc., a Colorado Corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting to be held at on Friday, June 18, 2004, 9:00 a.m. PDT, at Lafayette Park Hotel, 3287 Mount Diablo Boulevard, Lafayette, CA 94549 (the "Annual Meeting") and at any adjournment(s) thereof.

The Annual Meeting is being held for the purpose of considering and acting upon:

1. A proposal to amend the Company's Restated Articles of Incorporation to effect a change in the name of the corporation from New Millennium Media International, Inc. to OnScreen Technologies, Inc.;
2. Election of two directors to serve for two-year terms and one director to serve for a one-year term; and
3. Such other business, if any, as may properly come before the 2004 Annual Meeting or any adjournments or postponements thereof.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO ITS ARTICLES OF INCORPORATION AND "FOR" ELECTION OF THE NOMINEES FOR DIRECTOR.

RECORD DATE; SHARES ENTITLED TO VOTE; VOTE REQUIRED

Only holders of record of the Company's Common Stock and Series A Convertible Preferred Stock outstanding at the close of business on May 28, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment(s) thereof. No shares of Series B convertible Preferred stock are outstanding. Each share of Common Stock and each share of Series A Convertible Preferred Stock is entitled to one vote. As of the close of business on the Record Date, 27,367,183 shares of Common Stock and 2,720,580 shares of Series A Convertible Preferred Stock were outstanding and entitled to vote at the Annual Meeting. Unless otherwise indicated, all references herein to percentages of outstanding shares of stock are based on such numbers of shares outstanding. Shares entitled to vote are referred to hereafter as "Voting Shares".

The presence, in person or by proxy, of holders of one third of the votes entitled to be cast is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted in determining whether a quorum is present. A record holder of Voting Shares who completes and properly signs the accompanying proxy card and returns it to the Company will have their shares voted as directed on the proxy card. If a shareholder attends the Annual Meeting, that shareholder may vote his or her shares by completing a ballot at the Annual Meeting.

As of the Record Date, directors and executive officers of the Company and their affiliates may be deemed to be the beneficial owners of approximately 12.9% of the outstanding Voting Shares. Each of our directors and executive officers plans to vote or direct the vote of all Voting Shares over which he or she has voting control in favor of the amendment to the Company's Articles of Incorporation and the election of the nominees for director.

The affirmative vote of a majority of the votes entitled to be cast as of the Record Date is required to approve the proposals as noted above.

PROXIES

Voting Shares represented by properly executed proxies received at or before the Annual Meeting that have not been revoked will be voted at the Annual Meeting in accordance with the instructions contained in the proxy. Voting Shares represented by properly executed proxies for which no instruction is given will be voted "FOR" the amendment of the Company's Articles of Incorporation and "FOR" election of the nominees for director. We request that as promptly as possible you mark, sign, date and return promptly the enclosed proxy card in the postage-prepaid envelope provided for this purpose, to ensure that your shares are voted. Your stock will be voted in accordance with the instructions you give in your proxy. Your proxy may be revoked at any time before it is voted by signing and returning a proxy bearing a later date for the same shares, by filing with the Secretary of the Company a written revocation bearing a later date or by attending and voting in person at the Annual Meeting.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have at that time effectively been revoked or withdrawn, notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

PROPOSALS BY SHAREHOLDERS

Shareholder proposals intended to be presented at the Annual Meeting must have been received by us not later than May 28, 2004 for inclusion in the proxy materials for the Annual Meeting. We are not aware of any matters to be voted on at the Annual Meeting except those listed on the accompanying notice of Annual Meeting of shareholders. The accompanying proxy gives discretionary authority to the persons named to vote the shares in their best judgment if any other matters are properly brought before the Annual Meeting.

PROXY SOLICITATION EXPENSES

The Company will bear the cost of soliciting its proxies, including the expenses of distributing its proxy materials. In addition to the use of the mail, proxies may be solicited by personal interview, telephone or telegram by directors, officers, employees and agents of the Company who will receive no additional compensation for doing so. The Company may reimburse brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy material to the beneficial owners of the Common Stock held by them as shareholders of record.

                             OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding beneficial ownership of Voting Shares as of May 28, 2004 by: (i) each shareholder known by us to be the beneficial owner of 5% or more of the outstanding Voting Shares,
(ii) each of our directors and (iii) all directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of the Voting Shares listed below, based on information furnished by such owners, have sole investment and voting power with respect to such Voting Shares, subject to community property laws where applicable. Shares issuable upon exercise of options and warrants that are currently exercisable or that will become exercisable within 60 days of filing this document have been included in the table.

Beneficial Interest Table

-----------------------------------------------------------------------------------------------------------------------------------


                                                             Percent
                                                             of Class                      Percent of                   Percent of
Name and Address of Beneficial Owner (1)      Number            (2)        Number           Class (3)      Number        Class (4)
-----------------------------------------------------------------------------------------------------------------------------------
Brad Hallock (6)                             5,260,000         17.31%            --             --          9,421         36.53%
Sid Ferris & Helen S. Duewel (8)             2,400,000          7.95%            --             --          4,300         16.91%
Makena Ventures, LLC                         2,260,000          7.69%            --             --          4,048         16.87%
Excipio Group, S.A. (7)                      2,480,000          8.32%            --             --          2,150          8.70%
Shelton Washburn (10)                        1,250,000          4.20%            --             --          2,240          9.06%
John Thatch                                  3,000,000          9.74%       315,721          11.60%            --            --
John Amaudon (9)                             1,100,000          3.72%            --             --          1,970          8.09%
Steve Velte (11)                             2,200,000          6.96%       250,782           9.22%            --            --
Powell Distributing (16)                       800,000          2.70%            --             --          1,432          5.88%
Steven S. Hallock (12)                         800,000          2.70%            --             --          1,432          5.88%
Mark Chandler (13)                             366,667          1.24%       418,726          15.39%            --            --
William F. Ryan (14)                                --                      424,276          15.60%            --            --
Florence H. Ganson Trust                            --                      300,631          11.05%            --            --
Russell Wall (15)                              280,000             *             --             --             --            --
Maryatha Miller                                     --                      210,000           7.72%            --            --
Richard S. Kearney                                  --                      150,000           5.51%            --            --

Officers, Directors, executives as group     5,846,667         17.61%       985,229          36.21%            --            --

--------------------------------------------------------
                                              Percent of
                                              Issued and
                                               Issuable
                                              Securities
Name and Address of Beneficial Owner (1)         (5)
--------------------------------------------------------

Brad Hallock (6)                                24.92%
Sid Ferris & Helen S. Duewel (8)                11.48%
Makena Ventures, LLC                            11.24%
Excipio Group, S.A. (7)                          8.09%
Shelton Washburn (10)                            6.10%
John Thatch                                      5.76%
John Amaudon (9)                                 5.42%
Steve Velte (11)                                 4.20%
Powell Distributing (16)                         3.94%
Steven S. Hallock (12)                           3.94%
Mark Chandler (13)                               1.40%
William F. Ryan (14)                                *
Florence H. Ganson Trust                            *
Russell Wall (15)                                   *
Maryatha Miller                                     *
Richard S. Kearney                                  *

Officers, Directors, executives as group        11.40%

* Less than 1 percent

(1) Except as otherwise indicated, the address of each beneficial owner is c/o New Millennium Media International, Inc., 200 9th Avenue North, Suite 200, Safety Harbor, Florida 34695.
(2) Calculated on the basis of 29,392,183 shares of common stock issued and outstanding and issuable as of May 28, 2004 except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants. This calculation excludes shares of common stock issuable upon the conversion of Series A Preferred Stock and Series B Preferred Stock.

(3) Calculated on the basis of 2,720,580 shares of Series A Preferred Stock issued and outstanding as of May 28, 2004. (4) Calculated on the basis of 24,000 shares of Series B Preferred Stock issuable as of May 28, 2004. (5) Calculated on the basis of an aggregate of 29,392,183 shares of common stock, 2,720,580 shares of Series A Preferred Stock and 24,000 shares of Series B Preferred Stock issued and outstanding as of May 28, 2004, except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating beneficial ownership of securities of the holder of such options or warrants.
(6) Includes direct entitlement and third party management shares. Mr. Brad Hallock has the right to acquire 1,000,000 common shares pursuant to a warrant and 1,791 Series B Convertible Preferred stock shares pursuant to exercising the above warrant. As co-manager of Makena Ventures, LLC, Mr. Brad Hallock's common stock shares include 2,260,000 shares owned by Makena Ventures, LLC and the Series B Convertible Preferred shares include 4,048 shares owned by Makena Ventures, LLC.
(7) Includes 400,000 common stock shares Excipio Group S.A. has a right to acquire pursuant to exercising a warrant and 717 Series B preferred stock shares Excipio Group S.A. has a right to acquire pursuant to exercising the above warrant.
(8) Mr. Ferris owns 1,000,000 shares of common stock and his wife, Ms Duewel owns 600,000 shares of common stock. Includes 500,000 common shares Mr. Ferris has the right to acquire pursuant to a warrant and 896 Series B convertible preferred stock shares Mr. Ferris has a right to acquire pursuant to exercising his warrant. Includes 300,000 common shares Ms. Duewel has the right to acquire pursuant to a warrant and 538 Series B convertible preferred stock shares Ms. Duewel has a right to acquire pursuant to exercising her warrant.
(9) Includes 200,000 common shares that Mr. Amaudon has the right to acquire pursuant to a warrant and 358 shares of Series B Convertible Preferred stock that Mr. Amaudon has a right to acquire pursuant to excising the above warrant.
(10) Includes 400,000 common shares Mr. Washburn has the right to acquire pursuant to a warrant and 717 Series B preferred stock shares Mr. Washburn has a right to acquire pursuant to exercising the above warrant.
(11) Includes direct entitlement and third party management shares Mr. Velte has the right to acquire through warrants 1,750,000 common stock shares and 450,000 shares of common stock pursuant to his employment agreement. The Series A Convertible Preferred shares include 99,604 shares owned by RSV Productions, LLC and 101,178 shares owned by Fusion Three, LLC.
(12) Includes 200,000 common shares Mr. Steven Hallock has the right to acquire pursuant to a warrant and 358 Series B preferred stock shares Mr. Steven Hallock has a right to acquire pursuant to exercising the above warrant.
(13) Includes 100,000 common shares Mr. Chandler has the right to acquire pursuant to a warrant.
(14) Includes 101,178 Series A shares owned by Fusion Three, LLC and 210,667 shares owned by Ryan Family Partners, LLC.
(15) Includes 100,000 shares Mr. Wall has the right to purchase pursuant to a warrant.
(16) Includes 200,000 common shares that Powell Distributing has the right to acquire pursuant to a warrant and 358 shares of Series B convertible Preferred stock that Powell Distributing has a right to acquire pursuant to exercising the above warrant.

                                   PROPOSAL I

                 AMENDMENT OF RESTATED ARTICLES OF INCORPORATION
                                       TO
                       EFFECT A CHANGE OF CORPORATION NAME

The Board of Directors believes that the best interests of the Company and its shareholders will be served by amending the Company's Restated Articles of Incorporation to effect a change of the Company's name to OnScreen Technologies, Inc.

The Company has redirected its business focus from the EyeCatcherPlus and the traditional Light Emitting Diode (LED) signage to the commercialization of the OnScreen(TM) technology. The Company's plan is to focus all of its resources on the commercialization of the OnScreen(TM) technology. Because of the emphasis on the OnScreen(TM) technology, the Board of Directors believes that changing its name to OnScreen Technologies, Inc. will better reflect the nature of the Company's business focus.

If the shareholders approve this proposed amendment to the Articles of Incorporation, the amendment will become effective upon the filing of an amendment to the Company's Restated Articles of Incorporation with the Secretary of State of Colorado.

                               PROPOSED AMENDMENT

The Board of Directors proposes as follows:

The Articles of Incorporation of New Millennium Media International, Inc. be amended by deleting in its entirety Article I, Name, and substituting in place thereof the following;

                                   "ARTICLE I
                                      NAME

The name of the corporation shall be OnScreen Technologies, Inc."

THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THIS AMENDMENT IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.

                                   PROPOSAL II

                              ELECTION OF DIRECTORS

New Millennium currently has three directors on its Board of Directors each of whom have been nominated for re-election this year and have agreed to serve if elected.

At the current time the Company has authorized six Board of Directors seats, each set for a term of two years. The Board of Directors set these terms at staggered terms in order to maintain continuity on the Board of Directors. In order to effect this staggered term strategy, the six seats are numbered consecutively, 1 through 6. Seats 1 and 3 will be elected for two year terms at the Annual Meeting. These directors will serve as directors until the 2006 annual meeting of shareholders unless they die, resign or are removed before that meeting. Seat 2 will be elected for a one year term. This director will serve as director until the 2005 annual meeting of shareholders unless he dies, resigns or is removed before that meeting. It is anticipated that when the remaining three seats are elected, the staggered strategy will be followed.

Shares of our Common Stock and Series A Preferred Stock are entitled to one vote per share for each Director. Cumulative voting is not permitted.

If a nominee becomes unavailable for election before the 2004 Annual Meeting, the Board of Directors can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card.

                           INFORMATION ABOUT NOMINEES

John "JT" Thatch
CEO/President/Director since 1999

John "JT" Thatch, President/CEO and Director
Mr. Thatch, age 42 years, has served as, Chief Executive Officer, President and a Director of New Millennium Media International, Inc. since January 2000. His responsibility is to oversee all functions of the company, including day-to-day operations. Mr. Thatch was directly responsible for securing the OnScreen licensing rights for New Millennium and has been instrumental in securing talent and identifying opportunities associated with the technology. Mr. Thatch has over 15 years of entrepreneurial business experience that includes executive management positions in various companies that he has founded or managed. Mr. Thatch holds positions on various Boards ranging from private and public companies to non-profit organizations and is an active member of the CEO Council. Mr. Thatch attended Saint Petersburg College and holds a Bachelor of Arts Degree in Business Administration from Middleham University. He brings leadership, marketing and strong management skills to the company.

Mr. Thatch is nominated to serve a two year term.

Russell L. Wall
Director and Audit Committee since November 2003

Russell L. Wall, Director
Mr. Wall was appointed to the Board of Directors in November 2003. He also serves as Chairman of the Audit Committee. Mr. Wall holds a Bachelor of Science degree in Engineering from Iowa State University, a MBA degree in finance/marketing from University of Santa Clara and a Chartered Financial Analyst designation. Prior to his retirement in 2000, Mr. Wall was Chief Financial Officer for 12 years of a publicly traded company. His responsibilities included financial/accounting management, internal and external financial reporting, strategic planning and other operational duties. Mr. Wall brings 5 years experience in the financial securities industry as a consultant and portfolio manager with a Wall Street and a private investment management firm. He also brings 10 years Fortune 100 company experience in the engineering and construction industry with assignments as Analysis and Development Engineer, Planning and Control Manager and Project Manager.

Mr. Wall is nominated to serve a one year term.

Brad Hallock

Brad Hallock, age 45, is a recently appointed member of the Board of Directors with over 25 years of corporate experience. Mr. Hallock was the founder and Chief Executive Officer of C and R, Ltd., a provider of wholesale services to the automobile industry with annual revenue in excess of $10,000,000. For three years, Mr. Hallock served as a Senior Executive for First America Automotive, Inc. (FAA), an $800,000,000 annual revenue company that was later acquired by Sonic Automotive, Inc. (NYSE:SAH). As a Senior Executive at FAA, he conceived and implemented the "Auto Factory" concept to vertically integrate used car operations across disparate retail franchises on a regional basis. He led the expansion of this concept into a $100,000,000 annual revenue division of FAA resulting with industry leading profitability. During his tenure at FAA, Mr. Hallock was a key member of the merger and acquisition team, where he was instrumental in the successful acquisition and integration of over 50 new car retail franchises

Mr. Hallock is nominated to serve a two year term.

                                 OTHER BUSINESS

Management does not presently know of any matters that may be presented for action at the Annual Meeting other than those set forth herein. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxies solicited by management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

If you do not expect to be personally present at the Annual Meeting, please fill in, date and sign the enclosed proxy card and return it promptly in the enclosed return envelope which requires no additional postage if mailed in the United States.

DIRECTOR COMPENSATION

We do not have a formal policy for compensating members of our Board of Directors. In February 2004, we issued a warrant for 100,000 shares of our Common Stock to Mr. Wall in consideration for his service as a Director. The warrant has a three year term and has an exercise price of $0.25 per share. During 2003, no compensation was paid to any Director.

COMMITTEES OF THE BOARD AND MEETINGS

During the last fiscal year there were 44 meetings of the Board of Directors. Each director attended at least 75% of all board and committee meetings of which they were a member. The Board of Directors has an Audit Committee and a Compensation Committee.

AUDIT COMMITTEE

The purpose of the Audit Committee is to oversee the Company's accounting and financial reporting processes and the audits of its financial statements. The Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of our independent auditor. Our Audit Committee has adopted a charter, a copy of which is available from the Company.

The Audit Committee is currently composed of Russell L. Wall. Mr. Wall is independent in accordance with applicable rules promulgated by the Securities and Exchange Commission (the "SEC") and NASDAQ listing standards. Mr. Wall is able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement. The Board of Directors has determined that Mr. Wall is an "audit committee financial expert" as defined in Section 401(h) of Regulation S-K promulgated by the SEC under the Exchange Act. During the last fiscal year, there were seven informal meetings of the Audit Committee.

COMPENSATION COMMITTEE

The Compensation Committee, currently composed of Russell L. Wall and Brad Hallock, reviews and approves the compensation and benefits for our executive officers and makes recommendations to the Board of Directors regarding compensation and benefits matters. During the last fiscal year, there was one meeting of the Compensation Committee.

EXECUTIVE COMPENSATION

The following table lists the cash remuneration paid or accrued during 2001, 2002 and 2003 to our officers, executives and directors who received compensation of $100,000 or more in 2001, 2002 and 2003.

                                           SUMMARY COMPENSATION TABLE

                                                                  Long Term Compensation
                             Annual Compensation                     Awards              Payouts
     (a)      (b)     (c)       (d)           (e)            (f)            (g)            (h)           (i)
                                                                         Securities
  Name and                                                Restricted     Underlying       LTIP
  Principle         Salary     Bonus      Other Annual       Stock      Options/SARs     Payouts      All Other
  Position    Year    ($)       ($)     Compensation ($)   Award(s)          (#)           ($)     Compensation ($)
John Thatch, 2003   140,000                  10,000         311,777
  Pres./CEO  2002   120,000                  10,000         156,706          none          none          none
             2001   120,000     none         10,000         825,000

Employment Agreements

President
In November 1999, the Company executed a three-year employment agreement with its president that was amended on June 2000. The agreement provides for a base salary of $140,000 in year one and $120,000 per year in years two and three, a non-accountable expense allowance of $10,000 per year, a stock issuance equal to 10% of the outstanding common shares, and discretionary incentive compensation payments. It also provided that the President/CEO would receive incentive compensation payments which are not less than the highest such payments provided to any other senior executive of the Company. This agreement was renewed in late 2002 for another three-year term with the same provisions expiring December 31, 2005.

On February 3, 2004, a Second Addendum to the Employment Agreement was entered into pursuant to which the Company agreed to cap Mr. Thatch's entitlement to shares of common stock at 3,000,000 and pay him 1% of all revenue derived from any licensing fees received by the Company in connection with the OnScreen(TM) technology, provided that the Company consummates the Private Placement in its entirety and receives the portion of the Unit purchase price to which it is entitled. On February 10, 2004, the Company's board of directors approved increasing the President's salary to $150,000 for the duration of his employment agreement since the employment agreement for the President included the provision that he would get paid equal compensation to any other senior executive of the Company (the Director of Research and Development's salary is $150,000). The President will receive $120,000 in cash and the remaining $30,000 will be accrued.

Chief Operating Officer and Chief Financial Officer
On December 16, 2003, the Company executed a three-year employment agreement that is effective January 1, 2004 with its Chief Operating Officer and Chief Financial Officer. The terms of this agreement are as follows: i) Base salary of $120,000 during 2004, $150,000 during 2005 and $180,000 during 2006, ii) a sign-on bonus for $10,000 payable before March 31, 2004 and eligible for the bonus plan as set up by the Company, iii) receive 120,000 shares of Series A convertible preferred stock for each period of June 2004, January 2005 and June 2005 and iv) receive a warrant to purchase 100,000 shares of common stock at an exercise price of $0.25 which expires on November 30, 2006. In the event of a change of control, the Series A Convertible Preferred stock shall immediately accelerate and be issued within 30 days of written notice from the employee.

Director of Research and Development and Chief Technology Officer
In May 2003, the Company executed a six-month employment agreement (the "Agreement") with the Director of Research and Development. The employee's compensation was for $10,000 per month accrued but deferred until such time the Company's technical division has sufficient cash on hand to pay the salary. At the employee's option, such accrued salary may be converted to common or preferred shares of the Company at the current bid price. In addition, the employee is granted, upon execution of the employment agreement, three-year warrants for 500,000 shares of the Company's common stock at an exercise price of $0.25 per share; three-year warrants for 750,000 shares at $0.35 per share upon completion of Phase II prototype as defined in the Agreement; three-year warrants for 500,000 shares at $0.40 per share upon receipt by the Company of any Next Stage OnScreen funding in excess of $150,000 as defined in the Agreement and three-year warrants for 250,000 shares at $0.50 per share upon receipt by the Company of payment for commercial orders in excess of $200,000.

During 2003, the Company issued 1,750,000 of the warrants in accordance with the Director of Research and Development's agreement. The remaining 250,000 warrants were not issued at December 31, 2003, as the criteria for the shares to be issued had not been met. The expense relating to the warrant to purchase 500,000 shares of common stock was recognized over the six-month agreement term and the warrant to purchase 1,250,000 of common stock was recognized at the time the related milestones were met.

On February 5, 2004, the above agreement was extended with an effective date of November 1, 2003 for a three-year term. The salary will be $150,000 in the first year, $180,000 in the second year and $240,000 in the third year. This employee has a right to 450,000 shares of the Company's common stock, these shares, if the employee is terminated for cause or resigns, may be repurchased from the employee for $450. The amount of shares that can be repurchased by the Company declines by 150,000 shares each year, resulting in the shares being fully vested on November 1, 2006.

                  SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Under the Security and Exchange Commission's proxy rules, shareholder proposals that meet certain conditions may be included in our proxy statement and form of proxy for a particular annual meeting. Shareholders that intend to present a proposal at our 2005 Annual Meeting must give notice of the proposal to the Company no later than December 30, 2004 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, if we receive notice of a shareholder proposal after December 30, 2004, the persons named as proxies in the proxy statement for the 2004 Annual Meeting will have discretionary voting authority to vote on such proposal at the 2005 Annual Meeting. Shareholders that intend to present a proposal that will not be included in the proxy statement and form of proxy must give notice of the proposal to us no fewer than 90 or more than 120 days prior to the one-year anniversary date of the 2004 Annual Meeting. Our receipt of any such proposal from a qualified shareholder in a timely manner will not guarantee its inclusion in our proxy materials or its presentation at the 2005 Annual Meeting because there are other requirements in the proxy rules.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE 2004 ANNUAL MEETING OF THE SHAREHOLDERS
                                  JUNE 18, 2004

The undersigned, revoking all previous proxies, appoints Mark R, Chandler, CFO/COO and Jennifer Freeman, Corporate Secretary, and each of them acting unanimously if more than one be present, attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual meeting of shareholders of New Millennium Media International, Inc. (the "Company") to be held on June 18, 2004 at the Lafayette Park Hotel, 3287 Mount Diablo Boulevard, Lafayette, CA 94549, and at any adjournments thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote, on all matters coming before said meeting.

[X] Please mark your votes as in this example.

                                   PROPOSAL I

                 AMENDMENT OF RESTATED ARTICLES OF INCORPORATION
                                       TO
                       EFFECT A CHANGE OF CORPORATION NAME

The Board of Directors recommends a vote FOR the following proposal:

     A proposal to amend the Company's Restated Articles of Incorporation to effect a change of the Company's name from New Millennium Media International, Inc. to OnScreen Technologies, Inc.

        [  ]  FOR                 [  ]  AGAINST             [  ]  ABSTAIN

                                   PROPOSAL II

                              ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR the following slate of Directors nominees:

Nominees:         Seat 1, John "JT" Thatch
                  Seat 2, Russell L. Wall
                  Seat 3, Brad Hallock

                  FOR ALL           WITHHOLD ALL     FOR ALL EXCEPT
                  [    ]            [    ]           [    ]

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                                            Date                           2004

                                            -----------------------------------
                                            Signature

                                            -----------------------------------
                                            Signature of joint holder, if any

Please sign exactly as your name appears on your stock certificate or account. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer.